The Royce Fund
Supplement to the Prospectus dated May 1, 2010
Royce Focus Value Fund
Royce European Smaller-Companies Fund
Royce SMid-Cap Select Fund

Effective May 3, 2010, the following sections of the Prospectus are revised:

1. "Investment Adviser and Portfolio Management" for Royce Focus Value Fund is replaced in its entirety with the following:

"Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. W. Whitney George, Co-Chief Investment Officer, Managing Director and Portfolio Manager of Royce and George U. Wyper, Managing Director and Portfolio Manager of Royce, co-manage the Fund. Mr. George had managed the Fund since its inception. Mr. George and Mr. Wyper became co-managers effective May 3, 2010."

2. "Investment Adviser and Portfolio Management" for Royce European Smaller-Companies Fund is replaced in its entirety with the following:

"Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. Charles M. Royce, President and Co-Chief Investment Officer of Royce and David Nadel, Portfolio Manager of Royce, co-manage the Fund. Messrs. Royce and Nadel had served as portfolio manager and assistant portfolio manager, respectively, of the Fund from inception and became co-managers effective May 3, 2010."

3. "Investment Adviser and Portfolio Management" for Royce SMid-Cap Select Fund is replaced in its entirety with the following:

"Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. Steven G. McBoyle, Portfolio Manager of Royce, manages the Fund, assisted by Charles M. Royce. Messrs. McBoyle and Royce had served as co-managers of the Fund from inception and became portfolio manager and assistant portfolio manager, respectively, of the Fund in 2009."

4. The following information in the section of the Prospectus entitled "Management of the Funds" is revised as follows:

a)

All references to Charles M. Royce as "Portfolio Manager" of Royce European-Smaller Companies Fund are changed to "Co-Manager." All references to Charles M. Royce are also revised to include him as "Assistant Portfolio Manager" of Royce SMid-Cap Select Fund.

b)

All references to W. Whitney George as "Portfolio Manager" of Royce Focus Value are changed to "Co-Manager". All references to W. Whitney George as "Assistant Portfolio Manager" of Royce SMid-Cap Select Fund are hereby removed.

c)	All references to David A. Nadel as "Assistant Portfolio Manager" of Royce European Smaller-Companies Fund are chanced to "Co-Manager."
d)

The following is added: "George U. Wyper, Managing Director and Portfolio Manager of Royce, serves as Co-Manager of Royce Focus Value Fund. Mr. Wyper joined Royce in April 2010 and was previously the founder of Wyper Capital Management (since 1998) and prior to that was a Senior Managing Director at Warburg Pincus Counsellors, Inc. and a member of E.M. Warburg Pincus & Co., LLC."

May 3, 2010